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                                                                   EXHIBIT 10.42


                       [IMPLANT SCIENCES CORPORATION LOGO]


                                 LOAN AGREEMENT


Received From:     Implant Sciences Corporation

Received By:       ----------------------------

Date:              January 7, 1999

Amount:            $
                    ---------------------------



Implant Sciences Corporation lends to _____________ $ ______ (____________ dollars) for the exclusive purpose of exercising _________ of his stock options at $ ______ per share. The simple interest rate is 6% per annum. The entire principal and accumulated interest are due and payable within three years. I understand that if I do not repay this loan obligation on or before January 7, 2002, the Company has the ability to recover this loan by attaching my personal assets.





--------------------------------       ------------------------------------

Darlene M. Deptula-Hicks
Vice President & Chief Financial
Officer
Implant Sciences Corporation
LENDER



                                       BORROWER


--------------------------------       ------------------------------------
Date                                   Date



           107 Audubon Road, #5 * Wakefield, Massachusetts 01880-1246
              Telephone (781) 246-0700 * Facsimile (781) 246-1167
                       Web Site: www.implantsciences.com